CHOU AMERICA MUTUAL FUNDS (THE "TRUST")

SUPPLEMENT DATED DECEMBER 5, 2011 TO THE PROSPECTUS
DATED MAY 1, 2011 OF:

Chou Equity Opportunity Fund
Chou Income Opportunity Fund

* * * IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY * * *

The following information supplements and should be read in conjunction with the May 1, 2011 Prospectus for the Chou Equity Opportunity Fund and the Chou Income Opportunity Fund (each, a “Fund”, together, the "Funds"). At a meeting held on December 1, 2011, the Board of Trustees of the Trust (the “Board”) determined that it is in the best interest of the Funds to modify each Fund’s principal investment strategies and to change each Fund’s name, as described below. These changes are expected to become effective on or about March 1, 2012.

Chou Equity Opportunity Fund

The Chou Equity Opportunity Fund will change its name to the Chou Opportunity Fund. Concurrent with this change, the Chou Equity Opportunity Fund will eliminate its investment policy to invest normally at least 80% of its net assets in equity securities and financial instruments that provide exposure to equity securities. The Chou Equity Opportunity Fund will continue to invest primarily in equity securities. This change is intended to position the Chou Equity Opportunity Fund to execute its investment strategies by purchasing the most compelling investments at specific price points and holding investments over a longer time horizon for long-term growth of capital.

Chou Income Opportunity Fund

To avoid any confusion with the Chou Opportunity Fund, the Chou Income Opportunity Fund will change its name to the Chou Income Fund. The Chou Income Opportunity Fund will continue to invest at least 80% of its net assets in fixed income securities and financial instruments that provide exposure to fixed income securities.  In addition to changing its name, the Chou Income Opportunity Fund will expand the types of fixed income securities in which it may invest to include money market instruments, commercial paper, variable and floating rate securities, Rule 144A securities, pay-in-kind securities and loan participation.

In light of these changes, the Board also approved the waiver of the each Fund’s redemption fee of 2.00% for Fund shares redeemed following December 5, 2011 through at least February 29, 2012. Please see “Selling Shares – Redemption Fee” in the Funds’ Prospectus for additional information regarding each Fund’s redemption fee.

For more information, please contact the Funds at (877) 682-6352 (toll free).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.